UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020

Intellicheck, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-15465	11-3234779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Broad Hollow Road, Suite B51, Melville, NY 11747

(Address of principal executive offices) (Zip code)

(516) 992-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2020, Intellicheck, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Northland Securities, Inc. (the “Underwriter”) pursuant to which the Company agreed to sell, and the Underwriter agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, 1,538,461 authorized but unissued shares of common stock of the Company, par value $0.001 per share (the “Firm Shares”), at a price to the public of $6.50 per share. The Company also granted the Underwriter a 30-day option to purchase an additional 230,769 shares (the “Option Shares” and together with the Firm Shares, the “Shares”) from the Company. The Offering, including the sale of all of the Option Shares, closed on June 23, 2020.

The Underwriting Agreement provides that the Company will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or reimburse the Underwriter for payments that the Underwriter may be required to make because of such liabilities. Northland Securities, Inc. is acting as the sole book-running manager for the Offering.

The Shares have been offered and sold pursuant to a prospectus supplement dated June 19, 2020 and an accompanying base prospectus dated June 4, 2020, pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-238680) that was declared effective by the Securities and Exchange Commission (the “SEC”) on June 4, 2020. The opinion of the Company’s counsel regarding the validity of the Shares to be issued by the Company is filed herewith as Exhibit 5.1.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and which is incorporated by reference herein.

Item 8.01. Other Events.

On June 19, 2020, the Company issued a press release announcing the pricing of the Offering (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state. Any offering will be made only through a prospectus supplement and accompanying prospectus.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated June 19, 2020

5.1	Opinion of K&L Gates LLP

23.1	Consent of K&L Gates LLP (included as part of Exhibit 5.1)

99.1	Press Release dated June 19, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLICHECK, INC.

Dated: June 23, 2020	By:	/s/ Bill White
	Name:	Bill White
Chief Financial Officer

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